SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

December 30, 2003
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
AMBEROAKS CORPORATE CENTER HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
G REIT, Inc. UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2002 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003
G REIT, INC. Pro forma Consolidated Balance Sheet September 30, 2003 (Unaudited)
G REIT, INC. Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2002 (Unaudited)
G REIT, INC. Pro Forma Consolidated Statement of Operations For the Nine Month Period Ended September 30, 2003 (Unaudited)
G REIT, INC. Notes to Unaudited Pro Forma Consolidated Financial Statements
SIGNATURES

We filed a Form 8-K dated January 9, 2004 for the acquisition of Centerpoint Corporate Park, located in Kent, Washington, and Forms 8-K and 8-K/A on February 4, 2004 and February 19, 2004, respectively, with regard to the acquisition of AmberOaks Corporate Center, located in Austin, Texas, without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Index to Financial Statements

Centerpoint Corporate Park, Kent, Washington:
Report of Independent Certified Public Accountants	3
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Nine-Month Period Ended September 30, 2003	4
Notes to Historical Statements of Revenues and Certain Expenses	5
AmberOaks Corporate Center, Austin, Texas:
Report of Independent Certified Public Accountants	8
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Nine-Month Period Ended September 30, 2003	9
Notes to Historical Statements of Revenues and Certain Expenses	10
G REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003	15
Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended December 31, 2002 And for the Nine-Month Period Ended September 30, 2003	16 17
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	18

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

     We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of Centerpoint Corporate Park, Kent, Washington (“Centerpoint”) for the year ended December 31, 2002. This historical statement is the responsibility of Centerpoint’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of Centerpoint’s revenues and expenses.

     In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Centerpoint for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
December 19, 2003

CENTERPOINT CORPORATE PARK
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended
	December 31,	Nine Months Ended
	2002	September 30, 2003

		(Unaudited)
REVENUES
Rental income	$5,746,786	$5,289,586

DIRECT OPERATING EXPENSES
Rental property expenses	2,208,688	1,652,048
Property taxes and assessments	496,712	558,975
Insurance	155,084	185,681
Management fees	132,282	101,724

	2,992,766	2,498,428

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$2,754,020	$2,791,158

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

NOTE 1 — Description of the Transaction

     On December 30, 2003, G REIT, Inc. (the “Company”) through its wholly-owned subsidiary, GREIT— Centerpoint Corporate Park, LLC, a Washington limited liability company, purchased Centerpoint Corporate Park in Kent, Washington (“Centerpoint”) from an unaffiliated third party for a purchase price of approximately $54,220,000. The Company financed the purchase price with approximately $25,000,000 in borrowings under its credit facility with LaSalle Bank National Association (“LaSalle”). The Company is required to make interest only payments until the due date of January 30, 2006, at which time the loan must be paid in full or refinanced. The Company paid an acquisition fee to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $1,626,600, or approximately 3.0% of the purchase price.

NOTE 2 — Summary of Significant Accounting Policies

     Basis of Presentation

     The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of Centerpoint. The accompanying historical statements of Centerpoint have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

     Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of Centerpoint have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to Centerpoint. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of Centerpoint’s historical revenues and expenses or comparable to its proposed future operations.

     Revenue Recognition

     Centerpoint is leased to multiple tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are incurred.

Rental income for the year ended December 31, 2002 consists of the following:

Base rent	$4,310,264
Expense recoveries	1,380,139
Other income, primarily parking	56,383

$5,746,786

     Use of Estimates

     The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

     Risks and Uncertainties

     The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by Centerpoint’s management could materially differ from historical results.

     For the year ended December 31, 2002, the following tenants generated rental income in excess of 10% of Centerpoint’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

PASC (Patient Accounting Service Center)	$1,346,989	23.4	%
United Airlines	824,879	14.4	%
Alaska Airlines	939,742	16.4	%

     If any of these tenants were to default on its lease, future revenues of Centerpoint could be severely impacted.

     Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

     Centerpoint was managed by ITW Real Estate, Inc. (“ITW”), a party related to the seller. Management fees approximated 3.0% of rental receipts, as defined. ITW will submanage the property for Realty following the acquisition.

NOTE 4 — Future Minimum Rental Income

     Centerpoint is leased to 21 tenants under operating leases with remaining terms ranging from 1 to 10 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$4,204,069
2004	4,474,105
2005	4,402,294
2006	3,930,449
2007	3,530,709
Thereafter	8,493,684

$29,035,310

NOTE 5 — Subsequent Events

     In January 2003, February 2003 and April 2003, approximately 2.4%, 2.0% and 8.6%, respectively, of Centerpoint’s rentable square footage was leased, which increased the total occupancy of the buildings to approximately 67%.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

     We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of AmberOaks Corporate Center, Austin, Texas (“AmberOaks”) for the year ended December 31, 2002. This historical statement is the responsibility of AmberOaks’ management. Our responsibility is to express an opinion on this historical statement based on our audit.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of AmberOaks’ revenues and expenses.

     In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of AmberOaks for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
January 9, 2004

AMBEROAKS CORPORATE CENTER
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended
	December 31,	Nine Months Ended
	2002	September 30, 2003

		(Unaudited)
REVENUES
Rental income	$4,034,221	$3,422,657

DIRECT OPERATING EXPENSES
Rental property expenses	867,734	800,779
Property taxes and assessments	611,874	522,672
Insurance	24,887	23,526
Management fees	109,297	77,289

	1,613,792	1,424,266

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$2,420,429	$1,998,391

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

NOTE 1 — Description of the Transaction

     On January 20, 2004, the Company, through its wholly-owned subsidiary, GREIT—AmberOaks LP, a Texas limited partnership, purchased five buildings at AmberOaks Corporate Center in Austin, Texas (“AmberOaks”) from an unaffiliated third party for a purchase price of approximately $35,525,000. An affiliate of the Company’s advisor purchased the remaining three buildings at the property. The Company financed the purchase price with a loan of approximately $14,700,000 from LaSalle. The Company is required to make interest only payments until the due date of January 20, 2006, at the Company’s option of (1) LaSalle’s prime rate plus 0.50% or (2) up to 3 months LIBOR plus 3.00%. The rate will be subject to a floor of 4.25%. The Company paid an acquisition fee to Realty of $908,900, or approximately 2.6% of the purchase price.

NOTE 2 — Summary of Significant Accounting Policies

     Basis of Presentation

     The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of AmberOaks. The accompanying historical statements of AmberOaks have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

     Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of AmberOaks have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to AmberOaks. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of AmberOaks’ historical revenues and expenses or comparable to its proposed future operations.

     Revenue Recognition

     AmberOaks is leased to multiple tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are incurred.

Rental income for the year ended December 31, 2002 consists of the following:

Base rent	$2,816,556
Expense recoveries	1,217,665

$4,034,221

     Use of Estimates

     The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

     Risks and Uncertainties

     The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by AmberOaks’ management could materially differ from historical results.

     For the year ended December 31, 2002, the following tenant generated rental income in excess of 10% of AmberOaks’ total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

Radian International	$3,798,873	94.2%

     If this tenant were to default on its lease, future revenues of AmberOaks would be severely impacted.

     Capitalization Policy

     Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

     AmberOaks was managed by Transwestern Commercial Services (“Transwestern”). Management fees approximated 2.5% of rental receipts, as defined. Transwestern’s role as the property manager was terminated upon the acquisition of AmberOaks by the Company.

NOTE 4 — Insurance

     AmberOaks’ insurance coverage is provided by an affiliate of the seller. Insurance expense for the year ended December 31, 2002 totaled $24,887.

NOTE 5 — Future Minimum Rental Income

     AmberOaks is leased to 6 tenants under operating leases with remaining terms ranging from 5 to 9 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$3,214,616
2004	3,247,364
2005	3,115,462
2006	2,914,681
2007	2,691,864
Thereafter	9,319,562

$24,503,549

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11/A under the Securities Act of 1933, as amended, which was declared effective by the Securities and Exchange Commission (the “Commission”) on July 22, 2002 (the “Initial Offering”), the Company offered for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan (the “DRIP”) under which its shareholders may elect to have dividends reinvested in additional shares at $9.50 per share of common stock. Subsequent to the transactions described herein, on February 9, 2004, the Company terminated the Initial Offering and began the sale to the public on a “best efforts” basis of 27,000,000 shares of its common stock at a price of $10 per share and up to 1,500,000 additional shares in accordance with the DRIP pursuant to a Registration Statement on Form S-11/A declared effective by the Commission on January 23, 2004.

From its inception through January 20, 2004, the date of the last property acquisition, the Company sold and issued 18,393,411 of its shares of common stock pursuant to its Initial Offering resulting in gross proceeds of approximately $186,153,000. Net proceeds after selling commissions, marketing and due diligence costs and organization and offering expenses totaled $168,158,271. Of the total shares sold, 6,384,947 shares were sold and issued subsequent to September 30, 2003 through January 20, 2004, generating gross proceeds of approximately $66,574,000 and net proceeds of approximately $62,068,000. Through January 20, 2004, proceeds raised from the Initial Offering were utilized to complete 13 significant real estate acquisitions:

•	5508 Highway 290 West Building, a property located in Austin, Texas with 74,089 leasable square feet;

•	Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet;

•	a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet;

•	Atrium Building, a property located in Lincoln, Nebraska with 166,902 leasable square feet;

•	Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 124,037 leasable square feet;

•	Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet;

•	Bay View Plaza, a property located in Alameda, California with 60,434 leasable square feet;

•	North Pointe Corporate Center, a property located in Sacramento, California with 130,805 leasable square feet;

•	824 Market Street, a property located in Wilmington, Delaware with 200,020 leasable square feet;

•	Sutter Square Galleria, a property located in Sacramento, California with 61,036 leasable square feet;

•	One World Trade Center, a property located in Long Beach, California with 573,300 leasable square feet;

•	Centerpoint Corporate Park, a property located in Kent, Washington with 435,784 leasable square feet; and

•	AmberOaks Corporate Center, a property located in Austin, Texas with 281,885 leasable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the 13 significant acquisitions, including the purchase of Centerpoint and AmberOaks, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of Centerpoint and AmberOaks, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated balance sheet as of September 30, 2003 is based on the unaudited consolidated balance sheet of the Company included in its September 30, 2003 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on September 30, 2003:

(i)	the sale and issuance of 6,384,947 additional shares of the Company’s common stock subsequent to September 30, 2003 through January 20, 2004 pursuant to the Initial Offering, together with the payment of related selling commissions and related costs and organizational and offering expenses;

(ii)	the financings under the Company’s line of credit with LaSalle Bank National Association (“LaSalle”) to acquire 824 Market, Sutter Square, One World Trade, Centerpoint and AmberOaks;

(iii)	the acquisition of 824 Market, Sutter Square and One World Trade acquired subsequent to September 30, 2003;

(iv)	the acquisition of Centerpoint completed on December 30, 2003; and

(v)	the acquisition of AmberOaks completed on January 20, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 16,234,994 shares of the Company’s common stock from January 1, 2002 through January 20, 2004 pursuant to the Initial Offering;

(ii)	the acquisition of 5508 Highway 290 West Building completed on September 13, 2002;

(iii)	the acquisition of Two Corporate Plaza completed on November 24, 2002;

(iv)	the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003;

(v)	the acquisition of Atrium Building completed on January 31, 2003;

(vi)	the acquisition of DCFC completed on April, 25, 2003;

(vii)	the acquisition of Gemini Plaza completed on May 2, 2003;

(viii)	the acquisition of Bay View completed on July 31, 2003;

(ix)	the acquisition of North Pointe completed on August 11, 2003;

(x)	the acquisition of 824 Market completed on October 10, 2003;

(xi)	the acquisition of Sutter Square completed on October 28, 2003;

(xii)	the acquisition of One World Trade completed on December 5, 2003;

(xiii)	the financings under the Company’s line of credit with LaSalle to acquire Centerpoint and AmberOaks;

(xiv)	the acquisition of Centerpoint completed on December 30, 2003; and

(xv)	the acquisition of AmberOaks completed on January 20, 2004.

The accompanying unaudited pro forma consolidated statement of operations for the nine month period ended September 30, 2003 is based on the unaudited consolidated statement of operations of the Company for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented:

(i)	the sale and issuance of 6,384,947 shares of the Company’s common stock subsequent to September 30, 2003 through January 20, 2004 pursuant to the offering;

(ii)	the acquisition of Atrium Building completed on January 31, 2003;

(iii)	the acquisition of DCFC completed on April, 25, 2003;

(iv)	the acquisition of Gemini Plaza completed on May 2, 2003;

(v)	the acquisition of Bay View completed on July 31, 2003;

(vi)	the acquisition of North Pointe completed on August 11, 2003;

(vii)	the acquisition of 824 Market completed on October 10, 2003;

(viii)	the acquisition of Sutter Square completed on October 28, 2003;

(ix)	the acquisition of One World Trade completed on December 5, 2003;

(x)	the financings under the Company’s line of credit with LaSalle to acquire Centerpoint and AmberOaks;

(xi)	the acquisition of Centerpoint completed on December 30, 2003; and

(xii)	the acquisition of AmberOaks completed on January 20, 2004.

The Company intends to operate Centerpoint subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Centerpoint based on the rents to be paid during the first full year after acquisition are approximately $3,754,000. Approximately $2,667,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of Centerpoint is $48,800,000 and (ii) Centerpoint’s building and improvements are depreciated over 39 year lives.

The Company intends to operate AmberOaks subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of AmberOaks based on the rents to be paid during the first full year after acquisition are approximately $2,181,000. Approximately $3,020,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the depreciable basis of AmberOaks is $32,700,000 and (ii) building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Pro forma Consolidated Balance Sheet
September 30, 2003
(Unaudited)

				Pro Forma
				Adjustments

	Company			Purchase of	Purchase of	Company
	Historical	Adjustments	As Adjusted	CenterPoint	Amber Oaks	Pro Forma

		(A)		(B)	(B)
Assets
Real estate investments:
Operating properties	$90,985,786	$158,420,808	$249,406,594	$56,947,132	$38,050,222	$344,403,948
Investments in unconsolidated real estate	15,147,663	—	15,147,663	—	—	15,147,663

	106,133,449	158,420,808	264,554,257	56,947,132	38,050,222	359,551,611
Less accumulated depreciation	(923,997)	—	(923,997)	—	—	(923,997)

	105,209,452	158,420,808	263,630,260	56,947,132	38,050,222	358,627,614
Cash and equivalents	9,340,739	44,763,021	54,103,760	310,487	(20,200,789)	34,213,458
Accounts receivable	291,975	—	291,975	—	—	291,975
Real estate deposits	1,174,871	1,425,129	2,600,000	(2,001,673)	(1,000,000)	(401,673)
Deferred financing costs	1,912,764	—	1,912,764	—	—	1,912,764
Other assets, net	1,425,082	2,472,630	3,897,712	963,669	373,233	5,234,615

	$119,354,883	$207,081,588	$326,436,471	$56,219,615	$17,222,666	$399,878,752

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$3,048,213	$—	$3,048,213	$—	$—	$3,048,213
Mortgage loans payable	10,072,474	81,020,306	91,092,780	27,500,000	14,250,000	132,842,780
Line of credit	1,135,000	56,365,000	57,500,000	25,028,814	—	82,528,814
Security deposits and prepaid rent	865,792	523,288	1,389,080	—	74,211	1,463,291
Deferred revenue intangible	—	7,105,438	7,105,438	3,690,801	2,898,455	13,694,694
Distributions payable	707,610	—	707,610	—	—	707,610

	15,829,089	145,014,032	160,843,121	56,219,615	17,222,666	234,285,402
Minority interest	272,836	—	272,836	—	—	272,836

Shareholders’ equity
Common stock, $0.01 par value; 50,000,000 shares authorized; 12,008,464 shares issued and outstanding on a historical basis and 18,393,411 on a pro forma basis	120,085	63,849	183,934	—	—	183,934
Additional paid-in capital	105,699,220	62,003,707	167,702,927	—	—	167,702,927
Distributions in excess of earnings	(2,566,347)	—	(2,566,347)	—	—	(2,566,347)

	103,252,958	62,067,556	165,320,514	—	—	165,320,514

	$119,354,883	$207,081,588	$326,436,471	$56,219,615	$17,222,666	$399,878,752

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2002
(Unaudited)

					CenterPoint			Amber Oaks
					Property			Property

	Company					Pro Forma			Pro Forma		Company
	Historical	Adjustments		As Adjusted	Historical	Adjustments		Historical	Adjustments		Pro Forma

					(F)			(G)
Revenues
Rental income	$732,685	$31,768,244	(C)	$32,500,930	$5,746,786	$375,324	(O)	$4,034,221	$583,205	(O)	$43,240,466
Expense reimbursement	—	—		—	—	—		—	—		—

Rental income	732,685	31,768,244		32,500,930	5,746,786	375,324		4,034,221	583,205		43,240,466
Interest income	17,816	221,000	(C)	238,816	—	—		—	—		238,816

	750,501	31,989,244		32,739,746	5,746,786	375,324		4,034,221	583,205		43,479,282
Expenses
Rental expenses	68,410	9,189,861	(C)	9,258,271	2,208,688	—		867,734	—		12,334,692
Property taxes and assessments	93,479	3,914,689	(C)	4,008,168	496,712	208,148	(K)	611,874	411,246	(K)	5,736,148
Insurance	16,156	399,884	(C)	416,040	155,084	—		24,887	—		596,011
Management fees	26,516	1,434,986	(C)	1,461,502	132,282	155,057	(I)	109,297	92,414	(I)	1,950,553

	204,561	14,939,420		15,143,981	2,992,766	363,205		1,613,792	503,660		20,617,404
General and administrative	169,532	116,672		286,204	—	134,392	(P)	—	69,114	(P)	489,710
Interest	248,609	7,148,716	(C)	7,397,325	—	1,133,805	(L)	—	641,250	(L)	9,172,380
Ground lease expense	—	161,379	(C)	161,379	—	—		—	—		161,379
Depreciation	102,149	5,445,704	(C)	5,547,854	—	1,251,644	(J)	—	839,012	(J)	7,638,510

	724,851	27,811,890		28,536,742	2,992,766	2,883,047		1,613,792	2,053,036		38,079,383
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	25,650	4,177,354		4,203,004	2,754,020	(2,507,723)		2,420,429	(1,469,831)		5,399,899
Equity in earnings of unconsolidated real estate	—	(121,403)	(D)	(121,403)	—	—		—	—		(121,403)
Minority interest expense	—	(15,961)	(N)	(15,961)	—	—		—	—		(15,961)

Net income (loss)	$25,650	$4,039,990		$4,065,640	$2,754,020	$(2,507,723)		$2,420,429	$(1,469,831)		$5,262,535

Weighted average shares outstanding(E)	405,481	16,234,994		16,640,475	—	—		—	—		16,640,475

Basic earnings per share	0.06										0.32

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Pro Forma Consolidated Statement of Operations
For the Nine Month Period Ended September 30, 2003
(Unaudited)

					Centerpoint			Amber Oaks

	Company				Property			Property			Company
	Historical	Adjustments		As Adjusted	Historical	Adjustments		Historical	Adjustments		Pro Forma

					(F)			(G)
Revenues
Rental income	$6,885,371	$18,163,216	(H)	$25,048,587	$5,289,586	$377,853	(P)	$3,422,657	$525,352	(O)	$34,664,036
Expense reimbursement	—	—		—	—	—		—	—		—

Rental income	6,885,371	18,163,216		25,048,587	5,289,586	377,853		3,422,657	525,352		34,664,036
Interest income	76,605	26,086	(H)	102,691	—	—		—	—		102,691

	6,961,976	18,189,302		25,151,278	5,289,586	377,853		3,422,657	525,352		34,766,727
Expenses
Rental expenses	1,538,507	4,948,114	(H)	6,486,621	1,652,048	—		800,779	—		8,939,449
Property taxes and assessments	726,630	2,164,322	(H)	2,890,952	558,975	(30,330)	(K)	522,672	244,668	(K)	4,186,937
Insurance	86,995	242,766	(H)	329,761	185,681	—		23,526	—		538,968
Management fees	423,894	840,575	(H)	1,264,469	101,724	162,755	(I)	77,289	93,844	(I)	1,700,081

	2,776,026	8,195,778		10,971,804	2,498,428	132,425		1,424,266	338,512		15,365,435
General and administrative	928,428	87,504		1,015,932	—	101,927	(P)	—	62,804	(P)	1,180,662
Interest	1,707,631	2,248,433	(H)	3,956,065	—	850,354	(L)	—	480,938	(L)	5,287,356
Ground lease expense	—	101,461		101,461	—	—		—	—		101,461
Depreciation	828,217	4,132,734	(H)	4,960,952	—	938,733	(J)	—	629,259	(J)	6,528,944

	6,240,302	14,765,909		21,006,213	2,498,428	2,023,439		1,424,266	1,511,512		28,463,859
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	721,674	3,423,393		4,145,065	2,791,158	(1,645,586)		1,998,391	(986,160)		6,302,868
Equity in earnings of unconsolidated real estate	381,076	—		381,076	—	—		—	—		381,076
Minority interest expense	(3,699)	(12,535)	(N)	(16,234)	—	—		—	—		(16,234)

Net income (loss)	$1,099,051	$3,410,858		$4,509,907	$2,791,158	$(1,645,586)		$1,998,391	$(986,160)		$6,667,710

Weighted average shares outstanding(M)	6,067,049	6,384,947									12,451,996

Basic earnings per share	0.18										0.54

The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

     Pro Forma Balance Sheet

(A) Includes (i) pro forma adjustments, as previously reported in the Company’s Current Report on Form 8-K/A filed with the Commission on December 23, 2003, reflecting transactions completed after September 30, 2003 through December 5, 2003; (ii) adjustments for allocation of the purchase price related to acquisitions completed prior to December 23, 2003 (tangible property, land, buildings and improvements and intangibles); and (iii) the issuance of additional shares subsequent to September 30, 2003 through January 20, 2004 and net proceeds resulting therefrom as follows:

		From
	October 1, 2003	December 6, 2003
	to	through
	December 5, 2003	January 20, 2004	Total

Gross offering proceeds	$38,667,647	$27,906,722	$66,574,369
Less:			—
Selling commissions, investor marketing and due diligence costs	4,127,196	694,510	4,821,706
Organizational and offering expenses, net of reimbursements	24,957	(339,850)	(314,893)

Net proceeds	34,515,494	27,552,062	62,067,556
Common stock, par value $.01 per share	38,557	$25,292	63,849

Additional paid-in-capital	$34,476,937	$27,526,770	$62,003,707

Sale of shares	3,855,680	2,529,267	6,384,947

(B) Purchase of Centerpoint and AmberOaks. Reflects the allocation of the purchase price to tangible property (land, building and improvements) and intangibles as described below. Cash to effect the purchase was net of real estate deposits paid prior to closing, specific mortgage borrowings plus the effect of security deposit liabilities assumed upon closing, as applicable. The purchase price was allocated as follows:

	Centerpoint	Amber Oaks

Tangible property	$56,947,132	$38,050,222
Deferred asset intangible	963,669	373,233
Deferred revenue intangible	(3,690,801)	(2,898,455)

Total purchase price	54,220,000	35,525,000
Less real estate deposits	(2,001,673)	(1,000,000)
Mortgage loans payable	(27,500,000)	(14,250,000)
Line of credit	(25,028,814)	—
Security deposits assumed	—	(74,211)

Cash paid/(received) at purchase	$(310,487)	$20,200,789

Deferred asset intangible represents the aggregate value of acquired intangibles, primarily the lease origination cost savings associated with in-place tenants which have been capitalized as part of the purchases and are included in other assets in the accompanying pro forma consolidated balance sheet at September 30, 2003.

Deferred revenue represents the capitalized intangible associated with in-place tenant lease contracts marked to market at time of acquisition.

     Pro Forma Statements of Operations

     (C) Includes, as previously reported:

(i) revenues and certain expenses of previous acquisitions completed in 2002, on a pro forma basis, for the period January 1, 2002 to date of acquisition:

•	5508 Highway 290 West Office Building (date of acquisition-September 13, 2002); and

•	Two Corporate Plaza (date of acquisition-November 24, 2002); and

(ii) revenues and certain expenses of previous acquisitions completed in 2003, on a pro forma basis, for the period January 1, 2002 to December 31, 2002:

•	Atrium Building (date of acquisition-January 31, 2003);

•	DCFC (date of acquisition-April 25, 2003);

•	Gemini Plaza (date of acquisition-May 2, 2003);

•	Bay View (date of acquisition-July 31, 2003);

•	North Pointe (date of acquisition-August 11, 2003);

•	824 Market (date of acquisition-October 10, 2003);

•	Sutter Square (date of acquisition-October 28, 2003); and

•	One World Trade (date of acquisition-December 5, 2003).

Rental income includes the effect of amortizing the capitalized deferred revenue intangible associated with in-place leases over the term of such leases. Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives. General and administrative expenses include the straight line effect of amortizing acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases.

(D) Company’s share of pro forma earnings for the year ended December 31, 2002 related to its 30% undivided tenant in common interest in Congress Center, as previously reported in the Company’s Current Report on Form 8-K/A filed with the Commission on March 25, 2003.

(E) Issuance of 16,234,994 shares of the Company’s common stock sold from January 1, 2003 through January 20, 2004, reflected as of the beginning of the period presented.

(F) Actual revenues and certain expenses of Centerpoint for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(G) Actual revenues and certain expenses of AmberOaks for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(H) Includes revenues and certain expenses of previous acquisitions completed in 2003, on a pro forma basis, for the period January 1, 2003 to date of each acquisition:

•	Atrium Building (date of acquisition-January 31, 2003);

•	DCFC (date of acquisition-April 25, 2003);

•	Gemini Plaza (date of acquisition-May 2, 2003);

•	Bay View (date of acquisition-July 31, 2003);

•	North Pointe (date of acquisition-August 11, 2003);

•	824 Market (date of acquisition-October 10, 2003);

•	Sutter Square (date of acquisition-October 28, 2003); and

•	One World Trade (date of acquisition-December 5, 2003).

Rental income includes the effect of amortizing the capitalized deferred revenue intangible associated with in-place leases over the term of such leases. Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives. General and administrative expenses include the straight line effect of amortizing acquired intangibles resulting from purchase accounting over the remaining term of the in-place leases.

(I) Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of Centerpoint’s and AmberOaks’ gross historical property revenue.

(J) Depreciation expense for Centerpoint and AmberOaks is calculated using the straight line method applied to the respective estimated depreciable cost basis of each property over estimated useful lives of 39 years.

(K) Adjustments were made to Centerpoint and AmberOaks for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 1.3% and 2.9%, respectively.

(L) Reflects interest expense on the LaSalle line of credit related to Centerpoint (4.53%) and on the mortgage loan related to AmberOaks (4.50%)for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(M) Issuance of 6,384,947 shares of the Company’s common stock sold subsequent to September 30, 2003 through January 20, 2004, reflected as of the beginning of the period presented.

(N) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2002 and the nine months ended September 30, 2003.

(O) Reflects amortization of deferred revenue intangible capitalized upon the acquisition of the in-place leases of Centerpoint and AmberOaks utilizing the straight-line method over the term of such leases for the periods presented.

(P) Reflects amortization of the deferred intangible asset capitalized in purchase accounting associated with acquired lease obligations (primarily lease origination cost savings related to in-place leases) at Centerpoint and AmberOaks utilizing the straight-line method over the term of such leases for the periods presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: March 15, 2004	By:	/s/ Anthony W. Thompson Anthony W. Thompson President and Chief Executive Officer